EXHIBIT 99.16


                                  MOUNTAINGATE
                SECURITIES ACCOUNT SECURITY AND CONTROL AGREEMENT


         This SECURITIES ACCOUNT SECURITY AND CONTROL AGREEMENT dated as of this 19th day of July, 2002 (this "Agreement"), between MOUNTAINGATE LAND, L.P. a California limited partnership (the "Grantor"), and BNY MIDWEST TRUST COMPANY, an Illinois corporation, as securities intermediary (in such capacity, the "Securities Intermediary") and as collateral agent (in such capacity, the "Secured Party") under the AGC Collateral Agency Agreement (as defined in Recital C).


                                    RECITALS

    A. American Golf Corporation, a California corporation (the "Company") is indebted to the Bank of America, N.A. (the "Bank") pursuant to a Credit Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "Credit Agreement"). The Bank agreed to temporarily forbear from exercising its remedies under the Credit Agreement pursuant to a Forbearance Agreement dated as of March 8, 2002 (collectively with the Credit Agreement, the "Credit Documents").

    B. The Company is indebted to the Purchasers pursuant to a Note Purchase Agreement dated as of July 30, 1996 (as amended, restated or modified from time to time, the "Purchase Agreement") and any agreements, instruments, certificates or other documents entered into in connection therewith (collectively with the Purchase Agreement, the "Purchase Documents"). The Bank and the Purchasers are hereinafter collectively referred to as the "Secured Creditors." The Credit Documents and the Purchase Documents are hereinafter collectively referred to as the "Debt Documents."

    C. The Company, David G. Price, the Grantor, Golf Enterprises, Inc., Jim Colbert Golf, Inc., and the Secured Party, as collateral agent, have entered into that certain Collateral Agency and Intercreditor Agreement, dated as of even date herewith (the "AGC Collateral Agency Agreement"), which sets forth the rights and duties of the Secured Party with respect to certain collateral for the ratable benefit of the Secured Creditors.

    D. In connection with the AGC Collateral Agency Agreement, the Grantor has entered into (i) that certain Limited Recourse Mountaingate Guaranty, dated as of even date herewith (the "Mountaingate Guaranty"), made by the Grantor in favor of the Secured Party as collateral agent for the Secured Creditors and pursuant to which the Grantor agreed to guaranty certain obligations of the Company described therein (the "Guaranteed Obligations"), and (ii) that certain Deed of Trust, dated as of even date herewith (the "Mountaingate Second Deed of Trust"), between the Grantor, as trustor and Stewart Title of California, Inc., as trustee, for the benefit of the Secured Party, as collateral agent, pursuant to which the Grantor agreed to secure the Mountaingate Guaranty by granting a lien on the premises commonly known as the Mountaingate Country Club.


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    E. Pursuant to Section 14(a) of the AGC Collateral Agency Agreement, the
Grantor has the obligation to provide certain collateral to the Secured Party. This Agreement is intended to govern the rights and obligations of the parties thereto with respect to the Alternate Mountaingate Collateral (as defined below) to the extent it is provided in cash and cash equivalents.

    F. Pursuant to the AGC Collateral Agency Agreement, in consideration for the timely delivery by the Grantor of either a letter of credit or cash and cash equivalents in the amount of $10 million (the "Alternate Mountaingate Collateral"), the Secured Creditors have agreed to release and reconvey the Mountaingate Second Deed of Trust.

    G. To the extent that the Grantor provides the Alternate Mountaingate Collateral in the form of cash and cash equivalents, Grantor desires to deposit such cash and cash equivalents in an account to be established and maintained by the Securities Intermediary for the Grantor (the "Account").

    H. Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of California ("California UCC") are used in this Agreement as such terms are defined in such Article 8 or 9. Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the AGC Collateral Agency Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. The Account. The parties agree that:

         (a) The Securities Intermediary maintains the Account for the Secured Party, and all property held by the Securities Intermediary for the account of the Secured Party is, and will continue to be, credited to the Account.

         (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Secured Party is the entitlement holder with respect to the property credited from time to time to the Account.

         (c) The Securities Intermediary's jurisdiction with respect to the Account is, and will continue to be for so long as the security interest shall be in effect, the State of California.

         (d) The value of the cash and cash equivalent assets initially deposited into the Account shall be in an amount of not less than $10 million (the "Minimum Threshold Amount").

         Section 2. Creation of Security Interest.

         (a) In order to secure prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of the Company's Guaranteed

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

Obligations, the Grantor hereby assigns and grants to the Secured Party for the ratable benefit of the Secured Creditors a first priority security interest in all of the Grantor's right, title and interest in and to the Collateral.

         (b) The term "Collateral" shall consist of the Alternate Mountaingate Collateral, the Account, all assets credited from time to time to the Account (including any interest earned and gains realized in excess of losses suffered by the Account due to the investment of funds deposited therein) and all proceeds thereof. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when the Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Section 3. Control by Secured Party.

         (a) Except as provided in Section 3(b), the Securities Intermediary will not comply with any notifications originated by the Grantor directing the Securities Intermediary to transfer or redeem any property in the Account (each an "Entitlement Order").

         (b) Subject to Section 12(a), and so long as the Secured Party has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary will comply with all Entitlement Orders from the Grantor directing that any cash or cash equivalents held in the Account maintained hereunder be invested, at the Grantor's risk, in Permitted Investments (as defined below).

            (i) As used herein, "Permitted Investments" shall mean the following: (1) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having a maturity not exceeding one year from the date of issuance; (2) time deposits and certificates of deposit of any Bank or any domestic commercial bank rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") having capital and surplus in excess of $500,000,000 and having a maturity not exceeding 90 days from the date of acquisition; (3) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications established in clause (2) above, and (4) money market mutual funds whose investment criteria are substantially similar to items (1) through (3) of this definition.

            (ii) Permitted Investments purchased upon the direction of the Grantor under the provisions of this Agreement shall be deemed at all times to be a part of the Account and shall be deemed to constitute funds on deposit in and credited to such Account, and the income or interest earned and gains realized in excess of losses suffered by the Account due to the investment of funds deposited therein shall be credited and retained in the Account in respect of which the Permitted Investment was purchased, except as expressly provided by the terms hereof.

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            (iii) All earnings on funds in the Account maintained hereunder shall be credited to Grantor for tax reporting purposes. The Securities Intermediary shall provide to the Grantor a statement with respect to all interest earned on the Account as of the close of each calendar year for which income is earned on the Account. The Grantor shall provide the Securities Intermediary with its taxpayer identification number, documented, to the extent necessary, by an appropriate executed Form W-9, upon execution of this Agreement. The Form W-9 shall, to the extent necessary, be renewed as required by the Internal Revenue Service of the United States and provided to the Securities Intermediary.

            (iv) Permitted Investments credited to the Account shall be valued at their then current market value.

         (c) Subject to Section 2(d), and so long as the account balance in the Account is equal to or greater than the Minimum Threshold Amount, the Securities Intermediary shall on a monthly basis distribute to the Grantor all interest and regular cash dividends on property in the Account.

         (d) Upon the occurrence and continuation of a Major Default, then upon the written direction of the Directing Creditors the Secured Party shall deliver to the Securities Intermediary a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), whereupon the Securities Intermediary will cease (i) distributing monthly interest and cash dividend income as set forth in Section 2(c) and (ii) complying with Entitlement Orders or other directions relating to the Account originated by the Grantor. The Securities Intermediary will thereupon take all instructions from the Secured Party relating to the investment of the Collateral in Permitted Investments.

         (e) Upon (1) the occurrence of a Specified Event and (2) the occurrence and continuation of a Major Default, the Grantor will relinquish all right, title and interest in all assets credited at that time to the Account, and the Secured Party at its sole discretion may deliver to the Securities Intermediary, and the Securities Intermediary shall comply with, a notice directing the disposition of such assets.

         Section 4. Priority of Secured Party's Security Interest.

         (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

         (b) The Securities Intermediary will not agree with any third party that the Securities Intermediary will comply with Entitlement Orders originated by the third party.

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         Section 5. Statements, Confirmations, and Notices of Adverse Claims.

         (a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

         (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

         Section 6. The Securities Intermediary's Responsibility.

         (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

         (b) The Securities Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

         (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the California UCC. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

         Section 7. Representations and Warranties.

         (a) The Grantor is the sole owner of, and has the power to transfer the Alternate Mountaingate Collateral to the Secured Party, and except as created by this Agreement, its title to the Alternate Mountaingate Collateral is free of all adverse claims, Liens, security interests and restrictions on transfer or pledge.

         (b) The execution, delivery and performance of this Agreement by the Grantor and the consummation of the transactions contemplated hereby will not:
(i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Grantor is a party; or (ii) conflict with any law, order, rule or regulation

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

of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over the Grantor or its properties.

         (c) The Grantor has full power, authority, and legal right and has obtained all approvals and consents necessary, to execute, deliver and perform this Agreement and the transactions contemplated hereby.

         (d) This Agreement constitutes a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, and this Agreement grants to the Secured Party for the ratable benefit of each Secured Creditor a valid, first-priority and perfected and enforceable lien on the Collateral.

         (e) Except for security interests in favor of the Secured Creditors granted in connection herewith, no person has (or, in the case of after-acquired Collateral, at the time the Grantor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

         Section 8. Covenants.

         (a) The Grantor covenants and agrees as follows:

            (i) Except for the grant of the security interest described herein, the Grantor shall not grant a security interest or lien or charge in, against or to the Collateral.

            (ii) The Grantor shall do all acts that may be reasonably necessary to maintain, preserve and protect the Collateral and to preserve the Grantor as sole owner of the Collateral.

            (iii) The Grantor shall pay promptly when due all material taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral.

            (b) The Secured Party covenants and agrees that the Secured Party shall not release, substitute, exercise any right or remedy, or take any other action with respect to any Collateral without the prior written consent of the Required Creditors (as defined in the AGC Collateral Agency Agreement). The Secured Party shall give notice to each Secured Creditor of any substantial or material action taken by the Secured Party with respect to the Collateral promptly after taking such action.

            (c) Except as provided herein, the Grantor agrees that the Secured Party and the Securities Intermediary shall have the same rights and protections as those provided to the Collateral Agent as set forth in the AGC Collateral Agency Agreement.

         Section 9. Indemnity. The Grantor will indemnify the Securities Intermediary and its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the

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

Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

         Section 10. Remedies. Upon (1) the occurrence of a Specified Event and
(2) the occurrence and continuation of a Major Default, then upon notice thereof to the Securities Intermediary, in addition to all rights and remedies available to the Secured Party under any other agreement, the Secured Party may do any one or more of the following:

         (a) Foreclose or otherwise enforce the Secured Party's security interest in the Collateral and distribute the proceeds thereof in any manner permitted by law or otherwise provided for in this Agreement and pursuant to
Section 15 of the AGC Collateral Agency Agreement;

         (b) Recover from the Grantor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated costs of inside counsel), incurred or paid by the Secured Party in exercising any right, power or remedy provided by this Agreement or by law; and

         (c) Upon any sale or other disposition of the Collateral pursuant to this Agreement, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Secured Party or the Bank or the Purchasers) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Grantor, and the Grantor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which he has or may have under any rule of law or statute now existing or hereafter adopted. The Secured Party shall not be required to marshal any Collateral with respect thereto in any particular order, and the Grantor hereby waives any and all rights thereof.

         Section 11. Further Assurances. The Grantor shall procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, and other writings deemed reasonably necessary by the Secured Party to perfect, maintain and protect the Secured Party's security interest in the Collateral and the priority thereof; and to take such other actions as the Secured Party may reasonably request or as is otherwise reasonably necessary to protect the value of the Collateral and of the Secured Party's security interest in the Collateral.

         Section 12. Termination; Survival.

         (a) Upon the Security Termination Date (as defined in the AGC Collateral Agency Agreement), the Secured Party shall terminate this Agreement by notice thereof to the Grantor and the Securities Intermediary; whereupon, this Agreement will immediately terminate and all collateral not previously applied to meet the Secured Obligations shall be returned to Grantor.

         (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided, that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the

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Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

         (c) Sections 6, 7 and 9 will survive termination of this Agreement.

         Section 13. Governing Law. This Agreement and the Account will be governed by the law of the State of California. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

         Section 14. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

         Section 15. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

         Section 16. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the California UCC.

         Section 17. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

         Section 18. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

         Section 19. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

        Section 20. Limited Recourse. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE OBLIGATIONS OF THE GRANTOR HEREUNDER ARE LIMITED TO, AND THE RIGHTS OF THE SECURED PARTY AND SECURED INTERMEDIARY HEREUNDER SHALL BE RECOURSE SOLELY TO, ANY AMOUNTS DEPOSITED INTO THE ACCOUNT AS DEFINED HEREIN.

                     [Remainder of page intentionally blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Mountaingate
Securities Account Security and Control Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MOUNTAINGATE LAND, L.P.,
                                       a California limited partnership

                                       By:   Mountaingate Land, Inc.
                                             a California corporation
                                       Its:  General Partner

                                           By:/s/ David G. Price
                                              -------------------------------
                                              Name: David G. Price
                                              Title: President

                                       Address:

                                       2951 28th Street
                                       Santa Monica, California 90405



                                       BNY MIDWEST TRUST COMPANY,
                                           an Illinois corporation, as
                                           Secured Party

                                           By:/s/ Maricela Marquez
                                              -------------------------------
                                              Name: Maricela Marquez
                                              Title: Assistant Treasurer

                                       Address:
                                       2 North LaSalle Street, Suite 1020
                                       Chicago, Illinois  60602
                                       Attention:  Structured Finance Services
                                       Telephone:  (312) 827-8571
                                       Facsimile:  (312) 827-8562

                                       BNY MIDWEST TRUST COMPANY,
                                           an Illinois corporation, as
                                           Securities Intermediary


                                           By:/s/ Maricela Marquez
                                              -------------------------------
                                              Name: Maricela Marquez
                                              Title: Assistant Treasurer



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         MOUNTAINGATE SECURITIES ACCOUNT SECURITY AND CONTROL AGREEMENT